                                                                    EXHIBIT 10.5

                         SECOND AMENDED AND RESTATED
                           VOTING TRUST AGREEMENT
                    REGARDING SHARES ISSUED TO THE BIANCO
                              FAMILY 1991 TRUST

This SECOND AMENDED AND RESTATED VOTING TRUST AGREEMENT ("AGREEMENT") is entered into effective as of December 1, 1996 (the "EXECUTION DATE") by and among David
J. Shimmon (the "SHIMMON"), the Bianco Family 1991 Trust dated February 1, 1991 or any other trust created by the Bianco Family 1991 Trust dated February 1, 1991, for the benefit of William A. Bianco, Jr. and/or Marie R. Bianco, including, but not limited to, the survivor trust, the non-exempt marital trust or the marital trust (collectively referred to as the "BIANCO TRUST") and William A. Bianco, Jr. ("BIANCO").

                                  RECITALS

          A. BIANCO, the BIANCO TRUST, SHIMMON and others entered into a Contingent Voting Trust Agreement on June 30, 1994 and a First Amended and Restated Contingent Voting Trust Agreement Regarding Shares Issued To The Bianco Family 1991 Trust effective as of April 1, 1996 (collectively, the "ORIGINAL AGREEMENT").

          B. The KSI Group, Inc., a Delaware corporation (the "COMPANY") is contemplating the effectuation of a "QUALIFIED PUBLIC OFFERING" as defined in the Certificate of Incorporation of the CORPORATION effective as of the EXECUTION DATE.

          C. Section 8.7 of the ORIGINAL AGREEMENT grants "VOTING TRUSTEE" and the "BENEFICIAL OWNER" the right to amend the ORIGINAL AGREEMENT.

          D. Currently, SHIMMON is the "VOTING TRUSTEE" and the BIANCO TRUST is the "BENEFICIAL OWNER" as defined in the ORIGINAL AGREEMENT.

          E. Effective as of the closing of the QUALIFIED PUBLIC OFFERING (the "CLOSING"), SHIMMON and The BIANCO TRUST desire to amend the ORIGINAL AGREEMENT as set forth below.

THE PARTIES AGREE AS FOLLOWS:

1.        Effectiveness of the AGREEMENT.  This AGREEMENT shall become
          ------------------------------
effective on the earlier of (the "EFFECTIVE DATE"): (a) the CLOSING, or (b) the date BIANCO ceases to be employed by the COMPANY or an affiliate thereof for any reason ("BIANCO TERMINATION").

2.        VOTING TRUSTEES.  Subject to Section 7.7 below and the division of
          ---------------
responsibilities set forth in this AGREEMENT, initially BIANCO and SHIMMON shall be the voting trustees (the "VOTING TRUSTEES"). Upon the occurrence of a BIANCO TERMINATION, BIANCO shall cease to be a TRUSTEE. (See Section 7.2 regarding termination of employment of SHIMMON and termination of the VOTING TRUST.)

3.        DEPOSIT AND TRANSFER OF SHARES--ISSUANCE AND TRANSFER OF VOTING TRUST
          ---------------------------------------------------------------------
CERTIFICATES.
------------

          3.1  Deposit of Shares.  On the EFFECTIVE DATE, the BIANCO TRUST shall
               -----------------
deposit with the Doty & Sundheim, A Professional Corporation ("ESCROW HOLDER") the certificates for all shares of the COMPANY which it owns and are not being sold pursuant to the QUALIFIED PUBLIC OFFERING (the "BIANCO TRUST CERTIFICATES"). In addition, the BIANCO TRUST shall deposit with the ESCROW HOLDER an executed assignment separate from certificate in the form attached as

Exhibit 3.1 and such additional documents as may be necessary to enable the
-----------
COMPANY to cause the BIANCO TRUST CERTIFICATES to be transferred to the name of the VOTING TRUSTEES. In the event the BIANCO TRUST is issued any additional shares by the COMPANY prior to or during the term of this AGREEMENT and at such time SHIMMON is (a) employed by the COMPANY and (b) a shareholder of the COMPANY, such additional shares shall be deposited as set forth above and shall be included in the definition of the"BIANCO TRUST CERTIFICATES".

          3.2  Transfer of VOTING TRUST CERTIFICATES.
               -------------------------------------

               a. On the EFFECTIVE DATE all the BIANCO TRUST CERTIFICATES delivered to the ESCROW HOLDER shall be surrendered by the ESCROW HOLDER to the COMPANY and canceled. New share certificates shall be issued in the name of the VOTING TRUSTEES. The new share certificates shall state that they are issued pursuant to this AGREEMENT. This fact shall also be noted in the entry of ownership of the shares by the VOTING TRUSTEES in the stock transfer records of the COMPANY. (The certificates issued to the VOTING TRUSTEES under this Section hereafter shall be referred to as the "VOTING TRUST CERTIFICATES".)

          b. At all times during the term of this AGREEMENT, a proposed transfer of any of the VOTING TRUST CERTIFICATES shall require the consent of the BIANCO TRUST and SHIMMON.

          3.3  Rights of BENEFICIAL OWNER.  Notwithstanding the provisions of
               --------------------------
Section 4.1 below, the BIANCO TRUST or the beneficial successor in interest (collectively hereafter referred to as the "BENEFICIAL OWNER") shall have the exclusive right to make the decisions required of the VOTING TRUST under (a) the Hoover Rights Agreement dated April 1, 1996, (b) the Registration Rights Agreement dated April 1, 1996 and (c) amendments to the above agreements.

          3.4  BENEFICIAL CERTIFICATES.  The VOTING TRUSTEES shall hold the
               -----------------------
VOTING TRUST CERTIFICATES subject to the terms of this AGREEMENT. The COMPANY shall thereupon issue and deliver to the BIANCO TRUST certificates representing the BIANCO TRUST's beneficial interest in the COMPANY. The voting trust beneficial certificates shall be in substantially the form of Exhibit 3.4
                                                              -----------
attached hereto (the "BENEFICIAL CERTIFICATES").

          3.5  Fractional BENEFICIAL CERTIFICATES.  In the event the interest in
               ----------------------------------
this VOTING TRUST which is owned by any holder cannot be fully represented by whole BENEFICIAL CERTIFICATES, the VOTING TRUSTEES may issue fractional share certificates, scrip, or other evidence of ownership of the fractional part of one BENEFICIAL CERTIFICATE which in their discretion properly indicates ownership of the fractional interest represented thereby. In the event of such issue, the fractional interest shall, under no circumstances, have any greater rights nor lesser liabilities than any other BENEFICIAL CERTIFICATE provided for herein.

          3.6  Transfer of BENEFICIAL CERTIFICATES.  The BENEFICIAL CERTIFICATES
               -----------------------------------
shall be transferable only as provided in (a) the BENEFICIAL CERTIFICATES and
(b) this AGREEMENT and upon payment of any charges in effect at the time of transfer. All transfers shall be recorded in accordance with Section 6.2 below. Any transfer made of any BENEFICIAL CERTIFICATE shall vest in the transferee all rights of the transferor and shall subject the transferee to the same limitations as those imposed on the transferor by the terms of the BENEFICIAL CERTIFICATE so transferred and this AGREEMENT. Upon such transfer the VOTING TRUSTEES shall deliver a BENEFICIAL CERTIFICATE or CERTIFICATES to the transferee for the number of shares represented by the BENEFICIAL CERTIFICATE so transferred.

          3.7  Proof of Ownership.  The VOTING TRUSTEES shall not be required to
               ------------------
recognize any transfer of a BENEFICIAL CERTIFICATE not made in accordance with the provisions hereof unless the person or persons claiming such ownership shall have produced indicia of title satisfactory to the VOTING TRUSTEES, and shall have deposited with the VOTING TRUSTEES indemnity satisfactory to him.

          3.8  Holder of BENEFICIAL CERTIFICATE as Owner.  The VOTING TRUSTEES
               -----------------------------------------
may treat the registered holder, for the time being, of each BENEFICIAL CERTIFICATE (or when presented duly endorsed in blank for transfer, the bearer thereof) as the absolute owner and holder thereof and of all the rights and interests represented thereby for all purposes whatsoever. The VOTING TRUSTEES shall not be bound or affected by any notice to the contrary.

          3.9  Replacement of BENEFICIAL CERTIFICATE.  If a BENEFICIAL
               -------------------------------------
CERTIFICATE is lost, stolen, mutilated, or destroyed, the VOTING TRUSTEES, in their discretion, may issue a duplicate of the BENEFICIAL CERTIFICATE upon receipt of (a) evidence of such fact and (b) indemnification satisfactory to him.

4.        VOTING AND ACTION BY VOTING TRUSTEES.
          ------------------------------------

          4.1  Voting of VOTING TRUST CERTIFICATES.
               -----------------------------------

               a. General Rule. Subject to Sections 3.2.b, 3.3 and 4.1.b, so long as the VOTING TRUSTEES shall hold VOTING TRUST CERTIFICATES deposited pursuant to the provisions of this AGREEMENT, they shall possess and in their unrestricted discretion shall be entitled to exercise in person or by their attorneys-in-fact or proxies, all rights and powers of absolute owners and holders of the VOTING TRUST CERTIFICATES, including the full and unqualified right to vote, assent or consent with respect thereto and to take part in and consent to any corporate or shareholders' action of any kind whatsoever. No other person shall have any voting rights in respect to the VOTING TRUST CERTIFICATES so long as this AGREEMENT is in effect and such shares are registered in the name of the VOTING TRUSTEES. The right of the VOTING TRUSTEES to vote, assent, or consent shall include the right to vote at any election of directors and in favor of or in opposition to any resolution or the issuance or creation of additional securities of the COMPANY, or any action of any character whatsoever which may be presented at any meeting or require the consent of shareholders of the COMPANY.

               b. Special Rules.  Prior to a BIANCO TERMINATION and except as
                  -------------
provided in Section 3.2.b above or required by law, BIANCO, acting as TRUSTEE, shall have the exclusive right to act on behalf of the VOTING TRUST on all matters identified in Section 4.1.a above. (After a BIANCO TERMINATION, SHIMMON shall be the sole VOTING TRUSTEE. See Section 2 above.)

          4.2  Voting in Interest of COMPANY.  In voting the VOTING TRUST
               -----------------------------
CERTIFICATES or in doing any act in respect of the control or management of the COMPANY or its affairs, as holder of stock deposited hereunder, the VOTING TRUSTEES shall exercise their best judgment in the interest of the COMPANY to the end that its affairs shall be properly managed.

          4.3  VOTING TRUSTEES's Relationship With COMPANY.  The VOTING TRUSTEES
               -------------------------------------------
or any firm or corporation of which they may be a member, agent, or employee, or any corporation, trust, or association of which they may be a trustee, stockholder, director, officer, agent, or employee, may contract with or be or become pecuniarily interested, directly or indirectly, in any matter or transaction to which the COMPANY or any subsidiary or controlled or affiliated corporation may be a party or in which it may be concerned, as fully and freely as though such VOTING TRUSTEES were not a VOTING TRUSTEES hereunder. The VOTING TRUSTEES may act as a director or officer of the COMPANY or of any such subsidiary or controlled or affiliated corporation.

          4.4  Expenses.   The VOTING TRUSTEES are expressly authorized to incur
               --------
and pay such reasonable expenses and charges, to employ and pay such agents, attorneys, and counsel, and to incur and pay such other charges and expenses as they may deem necessary and proper for administering this AGREEMENT. The BENEFICIAL OWNER agrees to reimburse and indemnify the VOTING TRUSTEES for and against any and all such claims, expenses, and liabilities incurred by them, or asserted against them, in connection with or growing out of this AGREEMENT or the discharge of their duties hereunder. Any such claims, expenses, or liabilities not so paid by the BENEFICIAL OWNER may be deducted from dividends or other distributions to him, or may be made a charge payable as a condition to the delivery of shares in exchange for BENEFICIAL CERTIFICATES as provided herein. The VOTING TRUSTEES shall be entitled to a lien therefor upon the shares, funds, or other property in his possession or in the possession of the ESCROW HOLDER. Notwithstanding the above, the VOTING TRUSTEES shall not receive a salary in connection with their services as VOTING TRUSTEES.

          4.5  VOTING TRUSTEES' Liability.  The VOTING TRUSTEES shall always be
               --------------------------
protected and free from liability in acting upon any document or signature believed by them to be genuine and to have been signed by the proper party or parties or by the party or parties purporting to have signed the same. The VOTING TRUSTEES shall not be liable for any error of judgement nor for any act done or omitted, nor for any mistake of fact or law, nor for anything which they may do or refrain from doing in good faith, nor generally shall the VOTING TRUSTEES have any accountability hereunder, except the VOTING TRUSTEES shall be liable for their own willful default or gross negligence. The VOTING TRUSTEES may advise with legal counsel, and any action under this AGREEMENT taken or suffered in good faith by them in accordance with the opinion of such counsel shall be conclusive upon the parties hereto and the VOTING TRUSTEES shall be fully protected and be subject to no liability in respect thereof.

5.        DIVIDEND, DISTRIBUTION, AND SUBSCRIPTION RIGHTS OF BENEFICIAL OWNER.
          -------------------------------------------------------------------

          5.1  Cash Dividends.  The BENEFICIAL OWNER shall be entitled, until
               --------------
the termination of this AGREEMENT as hereinafter provided, to receive from time to time payments equal to the amount of cash dividends, if any, collected or received by the VOTING TRUSTEES or their successor upon the number of shares in respect of which such BENEFICIAL CERTIFICATE was issued, less the deductions provided for in Section 4.4. Such payments shall be made as soon as practicable after the receipt of such dividends, to the BENEFICIAL OWNER. In lieu of receiving cash dividends and paying such dividends to the BENEFICIAL OWNER, the VOTING TRUSTEES may instruct the COMPANY in writing to pay such dividends directly to the BENEFICIAL OWNER. Upon giving such instructions to the COMPANY, all liability of the VOTING TRUSTEES with respect to such dividends shall cease, until the instructions are revoked. The VOTING TRUSTEES may at any time revoke such instructions and by written notice to the COMPANY direct it to make dividend payments to the VOTING TRUSTEES.

          5.2  Share Dividends.  In case the VOTING TRUSTEES shall receive, as a
               ---------------
dividend or other distribution upon any VOTING TRUST CERTIFICATES held by them under this AGREEMENT any additional shares of the COMPANY, the VOTING TRUSTEES shall hold the same subject to this AGREEMENT for the benefit of the BENEFICIAL OWNER and said shares shall be and become subject to all of the terms and conditions hereof to the same extent as if originally deposited hereunder. The VOTING TRUSTEES may, in their discretion, issue BENEFICIAL CERTIFICATES in respect of such shares to the BENEFICIAL OWNER of record at the close of business on the record date determined pursuant to the provisions of Section 5.6.

          5.3  Distribution of Liquidation.  In the event of the dissolution or
               ---------------------------
total or partial liquidation of the COMPANY, whether voluntary or involuntary, the VOTING TRUSTEES shall receive the moneys, securities, rights or property to which the BENEFICIAL OWNER as shareholder of the COMPANY is entitled and shall distribute the same to the BENEFICIAL OWNER.

          5.4  Other Distributions to Shareholders.  If at any time during the
               -----------------------------------
continuation of this AGREEMENT the VOTING TRUSTEES shall receive or collect any moneys through a distribution by the COMPANY to its shareholders, other than in payment of cash dividends, or shall receive any property (other than shares of stock of the COMPANY) through a distribution by the COMPANY to its shareholders, the VOTING TRUSTEES shall distribute the same to the BENEFICIAL OWNER registered as such at the close of business on the record date determined pursuant to the provisions of Section 5.6; provided that the VOTING TRUSTEES may withhold therefrom the deductions provided for in Section 4.4.

          5.5  Deductions from Distributions.  There shall be deducted and
               -----------------------------
withheld from every distribution of every kind under this AGREEMENT any taxes, assessments, or other charges that may be required by any present or future law to be deducted or withheld, as well as expenses and charges incurred pursuant to
Section 4.4 hereof, to the extent that such expenses and charges remain unpaid or unreimbursed.

          5.6  Record Date for Distributions.  The VOTING TRUSTEES may, if they
               -----------------------------
deem it advisable, fix a date not exceeding 20 days preceding any date for the payment or distribution of dividends or for the distribution of assets or rights as a record date for the determination of the BENEFICIAL OWNER entitled to receive such payment or distribution, and the BENEFICIAL OWNER of record on such date shall be exclusively entitled to participate in such payments or distributions. In any case in which the VOTING TRUSTEES shall fail to fix such a record date, the date 3 days prior to the date of payment or distribution of dividends or the distribution of assets or rights, shall constitute the record date for the determination of the BENEFICIAL OWNER entitled to receive such payment or distribution.

6.  BOOKS AND RECORDS.
    -----------------

          6.1  Record of Shares.  It shall be the duty of the ESCROW HOLDER to
               ----------------
maintain a record of all VOTING TRUST CERTIFICATES which are transferred to the VOTING TRUSTEES and all BENEFICIAL CERTIFICATES indicating the name in which the stock was held, the date of issuance of the stock, the class and series of the stock, the number of shares, and the number of the certificate or certificates representing those shares. The ESCROW HOLDER also shall maintain a record of the date on which any such share certificates were received by them. The ESCROW HOLDER shall receive and hold the new share certificates issued by the COMPANY in the name of the VOTING TRUSTEES and shall maintain a record indicating the date of issuance of such certificates, the date of receipt of such certificates and the place in which such certificates are held by them.

          6.2  Record of Trust Certificates.  The Secretary of the Company shall
               ----------------------------
maintain a record showing the name and address of the BENEFICIAL OWNER. The record shall show the dates on which the BENEFICIAL CERTIFICATES were issued, canceled, transferred, or replaced. The record shall be known as the Beneficial Owner Certificate Record Book and shall be open to inspection by any of the parties to this AGREEMENT or their successors at any reasonable time. The first BENEFICIAL OWNER to appear in the Beneficial Owner Certificate Record Book shall be the party to this AGREEMENT to whom BENEFICIAL CERTIFICATES are to be issued. The record shall show any subsequent transfer, assignment, pledge, attachment, execution, and any other matter affecting the title to the BENEFICIAL CERTIFICATES which come to the attention of the ESCROW HOLDER or VOTING TRUSTEES. Any documents, including BENEFICIAL CERTIFICATES which are canceled, purporting to affect the title of the BENEFICIAL CERTIFICATES shall also be kept in the Beneficial Owner Record Book, together with a sample copy of the BENEFICIAL CERTIFICATE.

          6.3  Inspection of Records.  The books and records of this voting
               ---------------------
trust shall be open to inspection by any of the parties to this AGREEMENT or their successors at any reasonable time. The inspection shall be made at the office of the COMPANY and shall include the right to make copies of the books and records; provided, however, that any such activity must be conducted with reasonable notice first given to the Secretary of the COMPANY. In the event of a dispute, the matter shall be referred to the VOTING TRUSTEES for their decision as to the reasonableness of the request for inspection and copying.

7.  TERM OF VOTING TRUST.
    --------------------

          7.1  Irrevocability of VOTING TRUST.  Except as otherwise provided in
               ------------------------------
this AGREEMENT, effective as of the EFFECTIVE DATE, the VOTING TRUST created by this AGREEMENT is hereby expressly declared to be irrevocable.

          7.2  Termination.  This AGREEMENT shall terminate on the first to
               -----------
occur: (a) the date SHIMMON is no longer employed by the COMPANY for any reason or no reason, (b) upon the occurrence of a transaction or series of related transactions where the holders of all of the voting securities of the COMPANY before such transaction hold less than 50% the voting securities of the COMPANY after such transaction, (c) 10 years from the EXECUTION DATE or (d) the mutual consent of the parties.

          7.3  Extension of Term.  The prescribed term of this AGREEMENT may be
               -----------------
extended, provided, within the two (2) year period prior to the expiration date hereof, the BENEFICIAL OWNER by written AGREEMENT, with the written consent of the VOTING TRUSTEES, extends the duration hereof, as to such BENEFICIAL OWNER'S shares only, for an additional period not exceeding ten (10) years from the expiration date then in effect. In the event of such extension, the VOTING TRUSTEES, prior to the expiration as hereinabove provided, as originally fixed, or as theretofore extended, as the case may be, file in the principal executive office of the COMPANY a copy of an agreement extending the expiration date of this AGREEMENT and thereupon the duration of this AGREEMENT shall be extended for the period fixed by such extension agreement; provided, however, that no such extension agreement shall affect the rights or obligations of persons not parties thereto.

          7.4  Return of VOTING TRUST CERTIFICATES After Termination.  Within 60
               -----------------------------------------------------
days after the termination of this AGREEMENT, the VOTING TRUSTEES shall deliver to the BENEFICIAL HOLDERS, certificates representing the number of shares in respect of which such BENEFICIAL CERTIFICATES were issued upon the surrender of such BENEFICIAL CERTIFICATES properly endorsed and upon payment by the persons entitled to receive such share certificates of a sum sufficient to cover any governmental charge on the transfer or delivery of such certificates.

          7.5  Final Accounting.  Within 90 days after termination of this
               ----------------
VOTING TRUST, the VOTING TRUSTEES shall render a final accounting to the BENEFICIAL OWNER and to the COMPANY and shall distribute any funds or other assets held by him to the parties entitled thereto.

          7.6  Deposit of Other Shares.  Except as specifically provided for in
               -----------------------
this AGREEMENT as set forth above, no additional shares may be deposited into the VOTING TRUST.

          7.7  Death of SHIMMON.  Pursuant to Section 7.2, the death of the
               ----------------
SHIMMON shall cause this AGREEMENT to terminate. In such event the BENEFICIAL OWNER shall appoint a "termination trustee" to perform those services necessary to effectuate the termination of this AGREEMENT.

8.  GENERAL.
    -------

          8.1  Place of Performance.  This AGREEMENT is made, executed, and
               --------------------
entered into at Santa Clara, California, and it is mutually agreed that the performance of all parts of this contract shall be made at Santa Clara, California.

          8.2  Governing Law.  This AGREEMENT is intended by the parties to be
               -------------
governed and construed in accordance with the laws of the State of California.

          8.3  Severability of Provisions.  This AGREEMENT shall not be
               --------------------------
severable or divisible in any way but it is specifically agreed that should any provision herein be, or become invalid that such invalidity shall not affect the validity of the remainder of the AGREEMENT.

          8.4  Construction by VOTING TRUSTEES.  The VOTING TRUSTEES are
               -------------------------------
authorized and empowered to construe this AGREEMENT and its reasonable construction made in good faith shall be conclusive and binding upon the BENEFICIAL OWNER and upon all parties hereto.

          8.5  Merger of Consolidation.  Subject to the termination provisions
               -----------------------
set forth in Section 7.2, in the event that the COMPANY shall merge into or consolidate with another corporation or corporations, or in the event that all or substantially all of the assets of the COMPANY are transferred to another corporation the shares of which are issued to shareholders of the COMPANY in connection with such transfer, then the term "COMPANY" shall be construed to include such successor corporation and the VOTING TRUSTEES shall receive and hold under this AGREEMENT any shares of such successor corporation received by them on account of their ownership as VOTING TRUSTEES of shares held by them hereunder prior to such merger, consolidation, of transfer. BENEFICIAL CERTIFICATES issued and outstanding under this

AGREEMENT at the time of such merger, consolidation, or transfer may remain outstanding, but the VOTING TRUSTEES may, in their discretion, substitute therefor new BENEFICIAL CERTIFICATES in appropriate form.

          8.6  Notice to BENEFICIAL OWNER.  Any notice to be given to the
               --------------------------
CERTIFICATE HOLDER shall be sufficiently given if mailed, postage prepaid, to the registered BENEFICIAL OWNER of such BENEFICIAL CERTIFICATE at the address of such registered BENEFICIAL HOLDER appearing on the certificate book to be maintained by the VOTING TRUSTEES. Every notice so given shall be effective whether or not received, and such notice shall for all purposes be deemed to have been given on the date of mailing thereof.

          8.7  Amendment of AGREEMENT.  If at any time the VOTING TRUSTEES deem
               ----------------------
it advisable to amend this AGREEMENT, they shall submit such amendment to the BENEFICIAL OWNER for its approval at a special meeting which shall be called for that purpose. If, at such meeting or any adjournment thereof, the proposed amendment shall be approved by the affirmative vote of the VOTING TRUSTEES and the BENEFICIAL OWNER, the proposed amendment so approved shall become a part of this AGREEMENT as if originally incorporated herein.

          8.8  Attorneys' Fees.  In the event of any dispute between or among
               ---------------
the parties, the prevailing party or parties in such action shall be entitled to receive from the party or parties held to be liable, in addition to any damages or other remedies provided by law or in equity, an amount equal to the attorneys' fees and costs expended by such prevailing party or parties in such action.

          8.9  Post Judgment.  In addition to any such amount, the prevailing
               -------------
party or parties also shall be entitled to receive from the party or parties held to be liable, an amount equal to the attorneys' fees and costs incurred in enforcing any judgment against such party or parties. This Section 8.9 is severable from the other provisions of this AGREEMENT and survives any judgment and is not deemed merged into any judgment.

IN WITNESS WHEREOF, the parties have executed this AGREEMENT effective as of the date first set forth above.


                                  SHIMMON:

                                  /s/ David J. Shimmon
                                  ------------------------------
                                  David J. Shimmon


                                  BIANCO:

                                  /s/ William A. Bianco
                                  ------------------------------
                                  William A. Bianco, Jr.


                                  BENEFICIAL OWNER:

                                  The Bianco Family 1991 Trust dated
                                                                February 1, 1991

                                  /s/ William A. Bianco
                                  ------------------------------
                                  William A. Bianco, Jr., Trustee

                                  /s/ Marie R. Bianco
                                  ------------------------------
                                  Marie R. Bianco, Trustee

                                  EXHIBIT 3.1
                                  -----------

                     ASSIGNMENT SEPARATE FROM CERTIFICATE


FOR VALUE RECEIVED, the Bianco Family 1991 Trust dated February 1, 1991 (the "TRUST") hereby sells, assigns and transfers to David J. Shimmon as TRUSTEES of the First Amended and Restated Contingent Voting Trust Agreement dated April 1, 1996 7,773,333 shares of the common stock of The KSI Group, Inc. (the
"COMPANY") represented by Certificate(s) No. CSA-1 and CSB-1 issued to the TRUST and does hereby irrevocably constitute and appoint Doty & Sundheim, as attorney in fact, to transfer the above shares on the books of the COMPANY.

Dated: December 1, 1996       The Bianco Family 1991 Trust dated
                                February 1, 1991

                                  /s/ William A. Bianco
                                  -------------------------------------
                                  William A. Bianco, Jr., TRUSTEES

                                  /s/ Marie R. Bianco
                                  -------------------------------------
                                  Marie R. Bianco, TRUSTEES

                                  EXHIBIT 3.5
                                  -----------

                            BENEFICIAL CERTIFICATE


This Beneficial Certificate hereby certifies that The Bianco Family 1991 Trust dated February 1, 1991 hereby owns a beneficial interest in 3,100,000 shares of The KSI Group, Inc. Series A Common Stock and 4,900,000 shares of Series B Common Stock. The beneficiary interest is subject to the First Amended and Restated Contingent Voting Trust Agreement dated April 1, 1996 (the "CONTINGENT VOTING TRUST AGREEMENT") and the rights granted the "voting TRUSTEES", as that term is defined in the CONTINGENT VOTING TRUST AGREEMENT.

Dated: December 1, 1996

/s/ David J. Shimmon               /s/ Marie R. Bianco
-----------------------------      -----------------------------

David J. Shimmon, President        Marie R. Bianco, Secretary

                              THE KSI GROUP, INC.
                               BENEFICIAL SHARES
                            HELD BY VOTING TRUSTEES



Beneficial          Number of       Certificate        Issuance Date Received
Owner               Shares          Number  Date             By Escrow
-----               ------          ------  ----             ---------
The Bianco
Family 1991 Trust
dated February 1,
1991                7,773,333


              [All BENEFICIAL SHARES are held at Doty & Sundheim,
                   420 Florence Street, Palo Alto, CA  94301]

                              THE KSI GROUP, INC.
                           VOTING TRUST CERTIFICATES
                            HELD BY VOTING TRUSTEES


               Number of         Certificate                 Issuance Date of
Series         Shares            Number          Date                 Receipt
------         ------            ------          ----                --------
Common A       3,012,167
Common B       4,761,166


          [All VOTING TRUST CERTIFICATES are held at Doty & Sundheim,
                   420 Florence Street, Palo Alto,CA  94301]

                              THE KSI GROUP, INC.
                                BENEFICIAL OWNER
                            CERTIFICATE RECORD BOOK

                             Number of Voting    Date             Date Canceled
Name & Address    Trust Certificates   Issued    or Transferred           Notes
--------------    ------------------   -------   --------------           -----
The Bianco Family
1991 Trust dated
February 1, 1991


              [All BENEFICIAL SHARES are held at Doty & Sundheim,
                   420 Florence Street, Palo Alto, CA  94301]